Exhibit 99.1

Developing clinical stage small molecule therapeutics to treat hormonal and reproductive system disorders

Forward-Looking Statements This presentation contains forward-looking statements and information regarding the future performance and actions of Repros Therapeutics Inc. (RPRX) that involve risks and uncertainties that could cause actual results and actions to differ materially. These risks include those discussed in this presentation and others that can be found in Repros' Form 10-K for the year ended December 31, 2006 and in the Form 10-Q's for the quarters ended March 31, June 30 and September 30, 2007, which contain additional important risk factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. RPRX is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. No forward-looking statement can be guaranteed and actual results may differ materially from those we project. The results of initial clinical trials do not necessarily predict the results of later-stage clinical trials. RPRX cannot guarantee that data collected from clinical trials of any product candidate will be sufficient to support FDA or other regulatory approval.

Repros Strategy Focus on small molecule therapeutics for reproductive system disorders that exhibit significant market potential and that are currently underserved Develop highly differentiable drugs Proellex for the treatment of uterine fibroids and endometriosis Androxal for the treatment of endocrine disorders Fertility preservation/improvement in treatment of 2^ hypogonadism Treatment of Metabolic Syndrome in men with idiopathic adult onset hypogonadotropic hypogonadism Outsource clinical development activities "lean," fiscally responsible company with active board Seek maximum return on shareholder investment through corporate transaction

Proellex(tm)

Proellex Product Development Timeline H1'04 H2'04 H1'05 H2'05 H1'06 H2'06 H1'07 H2'07 H1'08 H2'08 H1'09 H2'09 H1'10 H2'10 Cummulative Spending Euro PHI/II UF PreClin Tox US PH II/III UF Study. US UF Extension Study Carcinogenicity Studies US PH III Anemia Euro Endo Phase II US Endo Phase II US PH III UF US UF Open Label Safety US Extension Study NDA NDA NDA UF Pre-IND Mtg UF IND Endo Pre-IND Mtg UF End of PHII Mtg Nov. 30, 2007 Endo End of PHIII Mtg US PH III Endo QT Interval Anemia Fibroid Symptoms Endometriosis Symptoms

Proellex Overview New class of selective progesterone receptor modulator (SPRM) No antiglucocorticoid activity Potential indications: uterine fibroids, endometriosis, breast cancer and HRT Potential significant advantages over existing GnRHa therapies No loss of bone mineral density in clinical trials No chronic drug treatments available Composition of matter patent issued in the US Patent life to 2017 Potential for Hatch-Waxman extension Potential use applications with life to 2027 Licensed from the NIH 44 compounds included in license Worldwide exclusive rights

How Proellex Works Blocks hypothalamus / pituitary axis Shuts down hormonal secretions Long-term side effects including bone loss Selectively blocks progesterone activity Allows tonic hormone secretions Alleviates negative side effects of GnRHa Potential for chronic use GnRHa Proellex Hypothalamus Pituitary Endometrial & Uterine Tissue

Uterine Fibroids Benign, monoclonal, hormone sensitive, smooth muscle tumors of the uterus Most common tumor of the female reproductive tract Heavy bleeding / anemia Abdominal pressure / pain / urinary frequency Affect 20-77% of women age 35 - 55 600,000 hysterectomies conducted annually annually annually annually annually annually annually annually annually annually annually annually Courtesy of Jay Goldberg, MD, MSCP Director, Jefferson Fibroid Center Director, Division of General OB/GYN Jefferson Medical College, Philadelphia, PA

Uterine Fibroids Large Underserved Market Conservative Estimate, 15% of women of reproductive age with symptomatic uterine fibroids 174,716,000 women in US, Japan, France, Germany, Italy, Spain, UK of reproductive age Potentially 26,000,000 women with symptomatic uterine fibroids 300,000 women in US undergo hysterectomy for fibroids every year (severe cases of fibroids) Extrapolates to 700,000 severe cases currently requiring surgery or radical treatment in large market countries Mean age of women seeking UF treatment, 39 Potential years on therapy, 10 Uterine Fibroids regress when a woman reaches menopause

Large Untapped Pharmaceutical Opportunity Assume only the 700,000 women per year requiring surgery would potentially seek a drug treatment Assume the drug would be used for the 10 years between the ages of 39 and 49 to avoid surgery and reach menopause (7,000,000 patients potentially using drug per year from this group only) Assume only 25% of severe case women would opt for a pharmaceutical intervention Assume the annual price of the drug into the market is $1000/patient Annual Proellex sales for the treatment of Uterine Fibroids in Major Market countries $1,750,000,000/yr

Key Symptom Driving Women to Seek Therapy for Uterine Fibroids Excessive Menstrual Bleeding Spotting Light Moderate Heavy 12.5 0.8 0.4 2.2 0.4 25 1.8 2.2 0.4 0.4 50 3.6 0.4 0.6 0.4 Lupron 8.6 2.4 1.6 2.4 Placebo 13.4 7.6 8.6 2.2 European Pilot Study (n=30) BL Mo 1 Mo 2 Mo 3 Placebo 113.5 91 83 69 Proellex 12.5 mg 133.5 1 1 1 Proellex 25 mg 120 1 1 1 P<0.05 US Phase IIb (n=127) P<0.0001 Menorrhagia=PBAC>80 Basis for Commencement of US Phase III Studies

Proellex Produces Significant Clinical Benefit Resulting in Substantially Asymptomatic Uterine Fibroids Symptom Severity Concern Placebo 40.1 61.6 12.5 mg Proellex 17.4 83.6 25 mg Proellex 14.9 86.6 Normal 22.5 84 UFSQOL Uterine Fibroid Symptom Survey p vs placebo < 0.0001 for both doses p vs placebo < 0.005 for both doses Spies et al, Obstetrics & Gynecology, vol. 99, No. 2, February 2002 Higher Score = Worse Higher Score = Better US Phase IIb (n=127)

Basis for New IND for Proellex for the Pre-Surgical Treatment of Anemia Associated with Uterine Fibroids BL Mo 1 Mo 2 Mo 3 Placebo 10.6 10.6 10.5 10.2 Proellex 12.5 mg 10.2 10.3 12 12.4 Proellex 25 mg 9.9 10.8 11.9 12.1 Median Hemoglobin g/DL 12.5 and 25 mg p < 0.002 vs Pl 1 g increase = ~1 pint of blood Results from US Phase IIb Study Roughly 40% of women seeking therapy for fibroids are anemic and therefore surgical risks Estimated $120-160 million annual market in major countries

Proellex Experience to Date Suggests Manageable Side Effect Profile Most common drug related side effects Amenorrhea: 78.6% (no longer considered a side effect) Hot Flashes: 16.7% With a small data base, differences in low incidence events have to be interpreted with caution No tendency towards bone loss unlike GnRHa "Gold Standard" No tendency toward endometrial hyperplasia with increasing doses of Proellex Amenorrhea, an expected pharmacological effect of Proellex, is dose dependent Excluding amenorrhea & hot flashes, the incidence and severity of AEs was similar in all dose groups, and similarly distributed between mild, moderate and severe

Definition: the presence of epithelial and stromal endometrial cells outside of the uterine cavity Complaints of infertility or pregnancy loss Pelvic pain/back pain Dyspareunia (pain during sex) Dysmenorrhea (menstrual cycle cramps) Endometriosis 5% of women of reproductive age Estimated that 25 - 40% (2 - 4 million) of infertility cases may be due to endometriosis 71 - 87% in women with chronic pelvic pain 53% of teenagers with dysmenorrhea Many women have it without the diagnosis Unmet medical need Oc's, Lupron, Danazol Laparascopic procedures High recurrence rate after treatment Courtesy of Bruce A. Lessey, MD, PhD Professor of Obstetrics and Gynecology University of South Carolina University of South Carolina University of South Carolina University of South Carolina

Endometriosis Large Underserved Market Estimate, 10% of women of reproductive age with endometriosis 174,716,000 women in US, Japan, France, Germany, Italy, Spain, UK of reproductive age Potentially 17,000,000 women with endometriosis Market for endometriosis drug treatments in 2007 roughly $1.2 billion Japanese market approximately same size of US market in $ sales Radical surgery not an option for young women of reproductive age GnRHa's "Gold Standard" but limited to not more than 6 month treatment due to bone loss Progestin-only-contraceptives most commonly used but with marginal benefit

Large Untapped Pharmaceutical Opportunity Even though large population of women with endometriosis exists, poor treatment options and poor diagnosis limits the current market for endometriosis Nevertheless $1.2 billion are spent in the major markets If only 10% of the estimated number of women with endometriosis will seek treatment for their condition with a truly effective therapy, the market in the major countries is reflective of 1,700,000 patients Assume the annual price of the drug into the market is $1000/patient Annual Proellex sales for the treatment of Endometriosis in Major Market countries $1,750,000,000/yr

Key Symptom Driving Women to Seek Therapy for Endometriosis Pelvic Abdominal Pain Fewer mean days of pain with 50mg Proellex (higher percentage of pain free days than with Lupron) p< 0.05 Lupron not statistically different than 12.5mg and 25mg Proellex dose % Pain Free Days As Reported thru Month 6 Results of European Pilot Study (n=40) & Basis of Current IND Range of patient experiences 50 mg dose yields range of 88-100% Pain free days

General Concern for Treatment with Progesterone Receptor Modulators Endometrial Thickening/Hyperplasia? Dosing on Day 5

Proellex Effects on Endometrial Thickness Month 3 12.5mg 9 25mg 4 Placebo 6 US Phase II/III Study 0 3 6 Lupron 5.3 3.1 3.5 12.5mg 9.8 11.8 20.9 25mg 8.9 12.9 16.6 50mg 11 9.2 14.5 FDA Recommended Thickness Cutoff Statistically Significant Difference In Month 6 Thicknesses

Unopposed estrogen effect vs Proellex Proliferative Disordered Proliferative Benign Endometrial Hyperplasia Estrogen over Time cysts remodeling variable density Mutter et al, 2007 12.5mg Proellex

"Off Drug Interval" Treatment Strategy 4 Month Dosing Cycle 4 Month Dosing Cycle 4 Month Dosing Cycle Off Drug Interval to allow for: Menses Refresh the endometrium Experience to date suggests menses returns in 25-35 days Return of symptoms Continue as needed Concept has been accepted by the FDA as noted in End of Phase II meeting minutes

Summary of FDA Meetings Held to Date for Proellex FDA willing to consider development of drug for several uterine fibroid indications Preoperative treatment Treatment of perimenopausal women with fibroids Chronic treatment of fibroids to avoid surgery New IND for Anemia to be submitted in Jan'08 Repros plans to commence double-blind, placebo controlled Phase 3 trials in Q1'08 Treatment of Symptoms Associated with Uterine Fibroids (2 trials) Treatment of Anemia in Patients that are surgical risks for fibroid removal (2 trials) ~75 patients per trial Ongoing Phase II endometriosis study (n=75) Plan interim analysis late Q2'08 Open label extension studies as required to satisfy safety data base 400 patient 2-cycle study with holiday until symptoms return (25mg or 50mg Proellex ) 500 patient 3-cycle study with holiday until menses returns to satisfy FDA need for 200 patients for one year of dosing (Rate limiting step for chronic treatment NDA) Protocols to submitted to FDA for input mid Q1'08 Pooled safety data base with endometriosis program to achieve 1500 patients exposed to drug at any dose for any interval

Androxal

Androxal

- Trans isomer of clomiphene citrate
  - Cis isomer opposes action and has increased side effect risk
- Antiestrogen that normalizes pituitary responsiveness in 2° hypogonadal men
- Highly statistically significant results in 6 month Phase III study showing restoration of pituitary responsiveness resulting in normalization of testicular function and testosterone levels
- Non-inferior to Androgel for all parameters measured
- No agreement with FDA re endpoints for pivotal trial


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Repros
THERAPEUTICS INC

Testosterone Market 6/04-6/05 US 461 Rest of World 140 2004 Figures 2003 2004 2005 est. Total Market 399 459 486 Androgel 275 308 326 Androderm 50 57 55 Testim 13 31 43 Testosterone Inj. 31 31 24 A U.S. Phenomenon

Androxal Phase 3 Trial Enrollment completed in Nov. '06 N = 194 men at 18 US sites Patient testosterone levels < 300 ^g/dl FDA agreement re: safety not efficacy Randomized into 4 arms: 2 doses of Androxal, placebo, and Androgel 6 mo study with efficacy assessment at 3 mo with roll over to 12 mo open-label extension Efficacy: testosterone levels, libido, distress Safety: pituitary effects, average testosterone, sperm function Status: 194 men enrolled, top-line data anticipated June 2007 Open label extension ongoing; data expected June 2008

Androxal Type C FDA Meeting: Oct. 15,2007 Outcome <300 300-400 400-800 >800 25 mg 17.1 19.5 53.6 9.8 12.5 mg 27.5 25 45 2.5 Androgel 43.2 19.5 34.1 2.4 Placebo 72.5 22.5 0 0 Month 6 Placebo 267.8 Androgel 370.9 12.5 mg Androxal 402.9 25 mg Androxal 508.7 P vs Androgel = 0.009 FDA made the following observations T as an endpoint for non testosterone therapy is unacceptable Avoiding worsening of LH secretions in secondary hypogonadal men unacceptable endpoint No known quality of life endpoints acceptable Unlike testosterone Androxal would not be considered a controlled substance FDA willing to consider fertility effects of Androxal FDA willing to consider proposal for treatment of metabolic syndrome

Androxal Regulatory Strategy Conduct Phase IIb study in men with AIHH and Metabolic Syndrome Conduct Phase IIb study in hypogonadal men of reproductive age showing improvement or maintenance of fertility/sperm status No primary Quality of Life endpoints

Impact of Hypogonadism on Insulin Sensitivity and *Metabolic Syndrome*



Glucose Disposal Rate M
(mg/kg min)
8
7
6
5
4
3
2
1
0
P<0.05
T<280
T>280

T<280 90% *Metabolic Syndrome*
T>280 29% *Metabolic Syndrome*

- **American Heart Association definition of *Metabolic Syndrome***
  - Elevated waist circumference, ≥ 40"
  - Triglycerides, ≥ 150 mg/dl
  - Reduced HDL, < 40 mg/dl
  - Elevated Blood Pressure, ≥ 130/85
  - Elevated Fasting Glucose, ≥ 100 mg/dl

"In men, low T levels predisposes to central obesity and predicts the development of both the metabolic syndrome and DM2."

Pitteloud et al, Journal of Clinical Endocrinology & Metabolism 90(5):2636-2641

Change in Serum Glucose Subset of Men BMI>26, Glucose >99 (+50% patients studied) 0 1 2 3 Androxal Pooled 0 -15 -16 -23 No significant change in Placebo or Androgel arms Significant mean change in Androxal arm p<0.01 0 1 2 3

Metabolic Syndrome Clinical Strategy Submit white paper to FDA FDA to determine if IND to be moved to endocrine division Commence Phase IIb study in academic setting to elucidate Androxal effects on metabolic syndrome as soon as practical Submit protocol for Phase III study once Phase IIb is complete

Impact of Androxal on Male Fertility Baseline 6 Months Androgel 5.42 1.1 12.5 mg Androxal 7.02 9.1 25 mg Androxal 6.4 11.8 Comparison of Means p=0.011 Comparison of Median p=0.0045 32% of men in study under age of 50 Exogenous testosterone suppresses pituitary secretion of FSH FSH required for stimulation of sertoli cell spermatogenisis Suppressed FSH suppresses spermatogenisis as evidenced by reduction in testicular size

Fertility Clinical Strategy Submit white paper to FDA Commence Phase IIb study in academic setting to elucidate Androxal effects on fertility Submit protocol for Phase III study once Phase IIb is complete

Androxal Product Development Timeline H1'04 H2'04 H1'05 H2'05 H1'06 H2'06 H1'07 H2'07 H1'08 H2'08 H1'09 H2'09 H1'10 H2'10 Cummulative Spending US PHI/II PreClin Tox US PH III Safety Study. US Extension Study Carcinogenicity Studies US PH Ib Fertility US PH IIb metabolism Phase III Studies End of PII Mtg IND Type C Mtg Oct. 15, 2007 Attempt at SPA NDA

Repros Fundamentals Shares Outstanding 12,774,904 (all common, no warrants) 2005 Cash Burn $7,391,000 2006 Cash Burn $14,195,000 (no debt) Burn 2007 ~$14,500,000 Unaudited Cash on 1/6/08 : approximately $25.0million

Repros Ownership Filing on 10-27-06 Total Reporting Shares: 5,993,082 HBK Management LLC 943,400 ProMed Management LLC 843,485 Great Point Partners LLC 721,100 Xmark Opportunity Partners LLC 698,739 Efficacy Capital Ltd 672,528 UBS Securities LLC 628,801 Quogue 605,754 Caxton Associates LLC 177,505 Barclays Global Investors (CA) 111,424 Joseph Podolski 100,881 Vanguard Group, Inc 89,928 Balyasny Asset Management LLC 80,000 Perceptive Advisors LLC 78,127 Morgan Stanley & Co 78,700 Louis Ploth 32,722 Others (12) 129,988 Filing as of 1-4-08 Total Reporting Shares:~8,071,389 Efficacy Capital Ltd 2,371,013 Orbimed 1,002,300 Great Point Partners LLC 921,594 Visium Asset Management 860,788 ProMed Management LLC 663,144 Franklin Advisors 486,300 Wall Street Associates 275,000 Dimensional Fund Advisors 257,123 Balyasny Asset Management 220,785 Barclays Global Investors (CA) 167,740 Joseph Podolski 108,381 DWS Investment GmbH 106,400 Vanguard Group, Inc. 90,174 Fred Alger Management 88,541 Stoneridge Investment 66,225 AXA Investment Managers,Paris 64,000 AXA Framlington 64,000 Millenium Partners 53,297 Seneca Capital 52,000 Alternative Invest. Partners 40,282 Hovan Capital 40,282 Northern Trust 36,303 Louis Ploth 35,717

Date Close Volume 10/24/2007 0.075796 10/23/2007 0.2111 10/22/2007 0.0761 10/19/2007 0.099 10/18/2007 0.1058 10/17/2007 0.2012 10/16/2007 0.5684 10/15/2007 0.0367 10/12/2007 0.061 10/11/2007 0.1115 10/10/2007 0.0286 10/9/2007 0.0544 10/8/2007 0.0259 10/5/2007 0.0911 10/4/2007 0.0907 10/3/2007 0.1284 10/2/2007 0.1663 10/1/2007 0.098 9/28/2007 0.0431 9/27/2007 0.0658 9/26/2007 0.0247 9/25/2007 0.0733 9/24/2007 0.0875 9/21/2007 0.093 9/20/2007 0.0922 9/19/2007 0.0181 9/18/2007 0.0456 9/17/2007 0.0725 9/14/2007 0.0626 9/13/2007 0.1192 9/12/2007 0.081 9/11/2007 0.0559 9/10/2007 0.032 9/7/2007 0.0627 9/6/2007 0.0812 9/5/2007 0.0701 9/4/2007 0.0601 8/31/2007 0.0593 8/30/2007 0.0811 8/29/2007 0.0975 8/28/2007 0.1433 8/27/2007 0.0947 8/24/2007 0.0765 8/23/2007 0.0758 8/22/2007 0.0805 8/21/2007 0.0412 8/20/2007 0.0385 8/17/2007 0.1521 8/16/2007 0.0996 8/15/2007 0.0561 8/14/2007 0.0764 8/13/2007 0.095 8/10/2007 0.0815 8/9/2007 0.1916 8/8/2007 0.2286 8/7/2007 0.0669 8/6/2007 0.0928 8/3/2007 0.0758 8/2/2007 0.0496 8/1/2007 0.0271 7/31/2007 0.0544 7/30/2007 0.0868 7/27/2007 0.0522 7/26/2007 0.2477 7/25/2007 0.0607 7/24/2007 0.0581 7/23/2007 0.0335 7/20/2007 0.0511 7/19/2007 0.0272 7/18/2007 0.0414 7/17/2007 0.0198 7/16/2007 0.0454 7/13/2007 0.0521 7/12/2007 0.0612 7/11/2007 0.0384 7/10/2007 0.0482 7/9/2007 0.0423 7/6/2007 0.0907 7/5/2007 0.1868 7/3/2007 0.0555 7/2/2007 0.1346 6/29/2007 0.0603 6/28/2007 0.0984 6/27/2007 0.0533 6/26/2007 0.0813 6/25/2007 0.1003 6/22/2007 0.0632 6/21/2007 0.0666 6/20/2007 0.1636 6/19/2007 0.1035 6/18/2007 0.1385 6/15/2007 0.3249 6/14/2007 0.0719 6/13/2007 0.2104 6/12/2007 0.2223 6/11/2007 0.0893 6/8/2007 0.0836 6/7/2007 0.1552 6/6/2007 0.1338 Cash (MM) Date Close 10/24/2007 12.54 10/23/2007 12.62 10/22/2007 12.33 10/19/2007 12.28 10/18/2007 12.41 10/17/2007 12.64 10/16/2007 12.69 10/15/2007 10.73 10/12/2007 10.69 10/11/2007 10.98 10/10/2007 10.85 10/9/2007 10.71 10/8/2007 11.24 10/5/2007 11.29 10/4/2007 11.5 10/3/2007 11.28 10/2/2007 11.53 10/1/2007 11.34 9/28/2007 11.5 9/27/2007 11.7 9/26/2007 11.07 9/25/2007 11.11 9/24/2007 11.22 9/21/2007 10.76 9/20/2007 10.95 9/19/2007 10.35 9/18/2007 10.15 9/17/2007 10.23 9/14/2007 10.28 9/13/2007 10.4 9/12/2007 10.45 9/11/2007 10.63 9/10/2007 10.87 9/7/2007 10.6 9/6/2007 10.99 9/5/2007 11.03 9/4/2007 11.18 8/31/2007 10.64 8/30/2007 10.64 8/29/2007 10.5 8/28/2007 10.42 8/27/2007 11.49 8/24/2007 11.87 8/23/2007 12.32 8/22/2007 12.33 8/21/2007 12.5 8/20/2007 12.55 8/17/2007 12.74 8/16/2007 12.59 8/15/2007 12.77 8/14/2007 12.94 8/13/2007 13.42 8/10/2007 13.97 8/9/2007 14.11 8/8/2007 13.88 8/7/2007 13.17 8/6/2007 12.4 8/3/2007 12.86 8/2/2007 13.45 8/1/2007 13.18 7/31/2007 13.15 7/30/2007 13.19 7/27/2007 13.02 7/26/2007 12.87 7/25/2007 12.5 7/24/2007 12.69 7/23/2007 13.1 7/20/2007 13.07 7/19/2007 13.09 7/18/2007 13.07 7/17/2007 13.29 7/16/2007 13.14 7/13/2007 13.4 7/12/2007 13.42 7/11/2007 13.07 7/10/2007 12.83 7/9/2007 12.99 7/6/2007 12.92 7/5/2007 12.71 7/3/2007 12.48 7/2/2007 12.46 6/29/2007 12.5 6/28/2007 12.81 6/27/2007 12.84 6/26/2007 12.59 6/25/2007 12.99 6/22/2007 12.77 6/21/2007 12.81 6/20/2007 12.84 6/19/2007 12.67 6/18/2007 13.16 6/15/2007 12.58 6/14/2007 13.36 6/13/2007 13.16 6/12/2007 14 6/11/2007 14.93 6/8/2007 14.56 6/7/2007 14.03 6/6/2007 14.34 2004 Repros Performance 2004 - to Date 2005 2006 $8.2 $5.5 $23.9 $21.1 $19.1 $16.8 $12.5 $9.9 $6.7 $35.7 $31.8 2007 2,610,000 Share Follow-on Net $33 million

Recent and Upcoming Milestones & Goals ? 4Q06 Report interim U.S. Phase 3 Androxal results ? 4Q06 Report interim results from Proellex Phase 1/2 endometriosis trial ? 4Q06 Report interim results from Proellex Phase 2/3 fibroid trial ? 1Q07 Raise $33 million in public offering ? 2Q07 Report top-line Proellex Phase 2/3 fibroid data ? 3Q07 Initiate double-blind US Proellex Phase 2 endometriosis trial ? 3Q07 Report top-line Phase 3 Androxal data ? 1Q08 Initiate Proellex Pivotal Phase 3 fibroid trials (including anemia) ? 1Q08 Report on Proellex open-label fibroid trial ? 2Q08 Report on Proellex interim results for endometriosis PhII Study ? End '08 Submit Proellex NDA for anemia indication

Thank you